                                                                  Exhibit 16 (b)

                             SBM CERTIFICATE COMPANY

                     INDEX TO FINANCIAL STATEMENT SCHEDULES

                                DECEMBER 31, 1998


                                                                                                            PAGE
                                                                                                            ----
Report of Independent Auditors on Financial Statement Schedules..............................................S-2
Schedule I     Investments in Securities of Unaffiliated Issuers.............................................S-3
Schedule V     Qualified Assets on Deposit...................................................................S-7
Schedule VI    Certificate Reserves..........................................................................S-8
Schedule XII   Valuation and Qualifying Accounts............................................................S-14


Schedules required by Article 6 of Regulation S-X other than those listed are omitted because they are not required, are not applicable, or equivalent information has been included in the financial statements and notes thereto, or elsewhere herein.

REPORT OF INDEPENDENT AUDITORS


Board of Directors
SBM Certificate Company

We have audited the financial statements of SBM Certificate Company as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and have issued our report thereon dated February 9, 1999 (included elsewhere in this Registration Statement). Our audit also included the financial statement schedules listed in Item 16(b) of this Registration Statement. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth herein.

                                                           /s/ Ernst & Young LLP



Louisville, Kentucky
February 9, 1999

                             SBM CERTIFICATE COMPANY

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS

                                DECEMBER 31, 1998


                                                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                         AMOUNT     COST (a) (b)   VALUE (a)
---------------------------------                                       ----------   ------------   ---------
FIXED MATURITIES AVAILABLE-FOR-SALE:

  U.S. TREASURY SECURITIES:

      U.S. Treasury Note, 5.625%, due 12/31/1999 ....................   $5,000,000   $4,997,405   $5,048,450

      U.S. Treasury Note, 5.625%, due 10/31/1999 ....................      650,000      650,264      654,875

      U.S. Treasury Note, 5.625%, due 5/15/2008 .....................      200,000      220,568      213,406

      U.S. Treasury Note, 5.5%, due 12/31/1999 ......................      195,000      193,844      196,981
                                                                                     -----------  -----------
                                                                                      6,062,081    6,113,712

  OBLIGATIONS OF STATE AND POLITICAL SUBDIVISIONS:
      Belmont County, Ohio, Sanitary Sewer District #3 Waterworks
        Revenue Bonds, 4.25%, due 4/01/2004 .........................       24,000       22,712       24,017
      Douglas County, Washington, Public Utilities District #1, Wells
        Hydroelectric Revenue Bonds, 4%, due 9/01/2018 ..............       55,000       46,388       52,744
      North Marshall, Kentucky, Water District, 5%, due 5/01/2006 ...       25,000       23,958       25,645
      Yuba County, California, Water Agency Bonds, 4%, due 3/01/2016        75,000       68,547       70,545
                                                                                     -----------  -----------
                                                                                        161,605      172,951

  FOREIGN GOVERNMENT:

      Korea Development Bank, 6.5%, due 11/15/2002 ..................      450,000      450,787      408,731

  CORPORATE SECURITIES:

    FINANCIAL INSTITUTIONS:
      Bankboston Cap. Trust III, 5.97063%, due 6/15/2027 ............    1,000,000      996,664      958,913
      Central Fidelity Cap I, Series A, 6.34766%, due 4/15/2027 .....      950,000      979,239      956,014
      Citigroup Inc, 7%, due 12/01/2025 .............................      300,000      317,150      317,923
      First Union Corp, 6.4%, due 4/1/2008 ..........................      960,000      976,044    1,008,144
      Ford Motor Credit Corp., 5.625%, due 1/15/1999 ................    1,000,000      999,699    1,000,170
      Goldman Sachs Group, 144A, 6.875%, due 9/15/1999 ..............    1,000,000    1,001,996    1,009,700
      Mercantile Bankcorp, 6.0694%, due 2/12/2027 ...................      980,000      984,622      970,775
      Travelers Capital, 7.75%, due 12/01/2036 ......................      308,000      324,580      336,684
                                                                                     -----------  -----------
                                                                                      6,579,994    6,558,323

    PUBLIC UTILITIES:
      Enserch Corp, 6.6625%, due 7/1/2028 ...........................      985,000      987,293      963,025
      Laclede Gas Co, Ser B, 5%, due 3/31/2011 (c) ..................        3,000       55,391       70,875
      MCI Communications Corp., 7.75%, due 3/15/2024 ................      900,000      981,074      964,692
      Nicor Inc, 5%, due 5/01/2009 (c) ..............................          800       32,748       38,800
                                                                                     -----------  -----------
                                                                                      2,056,506    2,037,392
    TOBACCO PRODUCTS:
      Philip Morris, 7.375%, due 2/15/1999 ..........................    1,000,000    1,001,058    1,002,349
                                                                                     -----------  -----------
  TOTAL CORPORATE SECURITIES ........................................                 9,637,558    9,598,064


                             SBM CERTIFICATE COMPANY

                                DECEMBER 31, 1998

                                                                                NUMBER OF
NAME OF ISSUER AND TITLE OF ISSUE                                                 SHARES     COST (a) (b)     VALUE (a)
---------------------------------                                               ---------    ------------     ---------
FIXED MATURITIES AVAILABLE-FOR-SALE (CONTINUED):



  ASSET-BACKED SECURITIES:
    Auto Receivable, 96-C A, 7.3%, due 5/10/2002 ............................  $  334,836     $ 334,340     $  331,697


  MORTGAGE-BACKED SECURITIES:

    Blackrock Capital Finance BCF 97-R1 WAC, 6.38446%, due 3/25/2037 ........     805,608       798,982        777,412
    Citicorp Mortgage Securities, 1998-2 A4, 6.75%, due 4/25/2028 ...........     315,000       314,005        313,819

    Countrywide Home Loans RAST, 1998-A8 , A6, 6.2124%, due 8/25/2028 .......     900,000       904,737        918,837
    Federal Home Loan Mortgage Corporation, 6.5%, due 5/15/2028 .............   1,000,000       999,659      1,011,560
    Federal National Mortgage Association:
       6.5%, due 7/18/2028 ..................................................   2,600,000     2,599,113      2,625,168
       9%, due 4/01/2021 ....................................................      13,667        14,267         14,547
    Government National Mortgage Association:
       11.5%, due 3/15/2015 .................................................         516           573            578
       11.5%, due 4/15/2013 .................................................         857           951            957
       11.5%, due 5/15/2015 .................................................         323           359            363
       11.5%, due 8/15/2013 .................................................         905         1,004          1,009
       6.875%, due 1/20/2026 ................................................     449,627       457,617        455,882
    GE Capital Mtg Services, 1995-8 A5, 7.5%, due 10/25/2025 ................          19            19             19
    Headlands Mortgage Sec Inc., 1997-5 A17, 7.25%, due 11/25/2027 ..........   1,800,000     1,805,718      1,809,000
    Merrill Lynch Mortgage Investors, 1996-C1 A3, 7.42%, due 4/25/2028 ......   1,800,000     1,925,819      1,933,875
    Nationsbanc Montgomery Funding, 1998-2 A4, 6.75%, due 11/25/2025 ........   4,365,478     4,365,478      4,349,107
    PNC Mortgage Securities Corp, 1998-7 1A13, 6.75%, due 9/25/2028 .........     562,510       565,639        566,025
    PNC Mortgage Securities Corp, 1998-7 1A24, 7.25%, due 9/25/2028 .........   1,728,801     1,737,254      1,735,825
    Prudential Home Mortgage Sec, 1993-I 2B, 8.12881%, due 9-28-2023 (d) ....     852,765       851,978        847,835
    Residential Accredit Loans, 1997-QS8 A9, 7.375%, due 8/25/2027 ..........   1,000,000       999,186      1,010,058
                                                                                            -----------    -----------
                                                                                             18,342,358     18,371,876
                                                                                            -----------    -----------
                                                                                             34,988,729     34,997,031
TOTAL FIXED MATURITIES AVAILABLE-FOR-SALE

EQUITY SECURITIES (e):
  INDUSTRIAL:
       Aluminum Co of America ...............................................         200        11,200         14,650


                       SBM CERTIFICATE COMPANY

  SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONINUED)

                          DECEMBER 31, 1998


                                                                                 NUMBER OF
NAME OF ISSUER AND TITLE OF ISSUE                                                  SHARES     COST (a) (b)    VALUE (a)
---------------------------------                                               ---------     ------------    ---------
EQUITY SECURITIES (CONTINUED) (e):
  PUBLIC UTILITIES:
       Carolina Power & Light ..............................................          500     $  31,782      $  44,907
       Duquesne Loght Co ...................................................          400        10,800         15,400
       GTE Florida Inc. ....................................................        1,500        25,875         36,188
       Entergy Louisiana Inc. ..............................................          500        31,852         40,285
       Entergy New Orleans Inc. ............................................          600        31,902         40,362
       Illinois Power ......................................................          600        16,050         24,900
       Kansas City Power & Light company ...................................          200        11,586         13,060
       Midamerican Energy Co. ..............................................          600        34,200         45,462
       Pacificorp ..........................................................          500        30,604         36,675
       Pennsylvania Power Co ...............................................          200         8,837         13,387
       San Diego Gas & Electric, Co, 4.40% .................................        4,000        46,000         65,500
                                                                                            -----------     ----------
                                                                                                279,488        376,126
                                                                                            -----------     ----------

TOTAL EQUITY SECURITIES ....................................................                    290,688        390,776
                                                                                            -----------     ----------

TOTAL INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS ....................               $ 35,279,417   $ 35,387,807
                                                                                            -----------     ----------
                                                                                            -----------     ----------


                             SBM CERTIFICATE COMPANY

                                DECEMBER 31, 1998


(a) See Note 1 to the financial statements regarding the determination of cost and fair value.
(b) The aggregate cost of investments in securities of unaffiliated issuers for federal income tax purposes was $35,535,440 at December 31, 1998.
(c) These securities are redeemable preferred stocks.
(d) This security is not classified as a qualified asset.
(e) These securities are non-redeemable preferred stock.

                             SBM CERTIFICATE COMPANY

                    SCHEDULE V--QUALIFIED ASSETS ON DEPOSIT

                                DECEMBER 31, 1998


                                                                             FIRST
                                                                            MORTGAGES
                                                                            AND OTHER
                                                                           FIRST LIENS
                                                           INVESTMENTS         ON
NAME OF DEPOSITARY                            CASH        IN SECURITIES    REAL ESTATE     OTHER        TOTAL
------------------                         ---------      --------------  -------------   -------       -----

State governmental authorities:
     Securities Department
       of Illinois .......................   $  --         $  196,143       $  --         $ --        $  196,143
Central depositary:
   First Trust, National Association .....                 37,534,866                                 37,534,866
                                            ---------      --------------  -------------   -------  -------------

Total qualified assets on deposit ........   $  --       $ 37,731,009       $  --         $ --      $ 37,731,009

                                            ---------      --------------  -------------   -------  -------------
                                            ---------      --------------  -------------   -------  -------------


                            SBM CERTIFICATE COMPANY

                       SCHEDULE VI--CERTIFICATE RESERVES
                            PART IBSUMMARY OF CHANGES

                          YEAR ENDED DECEMBER 31, 1998


                                                  BALANCE AT BEGINNING OF YEAR                          ADDITIONS
                                            -------------------------------------------     --------------------------------------
                                                                           RESERVES
                                            NUMBER OF                     (INCLUDING
                                            ACCOUNTS                        ADVANCE                      RESERVE
                                               WITH        AMOUNT OF       PAYMENTS)                    PAYMENTS BY     CHARGED
                                  YIELD       SECURITY       MATURITY     WITH ACCRUED      CHARGED     CERTIFICATE     TO OTHER
          DESCRIPTION            PERCENT     HOLDERS         VALUE          INTEREST       TO INCOME      HOLDERS     ACCOUNTS (a)
------------------------------  --------    ----------     ----------     ------------     ---------   ------------   ------------

Reserves to mature,
    installment certificates:
    Series 120 .................  2.75             22        $  115,000    $  438,061     $  15,751       $ 2,860         $  --

    Series 220 .................  2.75             16            83,000       189,627         8,120         3,014            --

    Series 315 .................  2.66             52           180,400       220,889        10,449         8,076            --



Single payment certificates:

    Series 503 .................  2.50          3,655        40,229,971    41,533,024     1,911,009       287,259            --


Fully paid installment

 certificates ..................  2.50            490         2,514,514     2,220,962       106,328             -        171,686


Optional settlement
certificates:
    Paid-up certificates .......  2.50             18             7,374         7,094           167             -             --

    Annuities ..................  3.00             51           501,684       514,549        26,017             -        270,743

Due to unlocated certificate
  holders ......................  None             24             2,878         2,878             -           313             --
                                           --------------    ------------  -----------   ------------   ------------   -----------

  Total                                         4,328      $ 43,634,821  $ 45,127,084    $  2,077,841     $  301,522      $ 442,429
                                           --------------    ------------  -----------   ------------   ------------   -----------
                                           --------------    ------------  -----------   ------------   ------------   -----------

Total charged to income, per above                                                      $ 2,077,841

Less reserve recoveries from terminations
    prior to maturity                                                                       (14,530)
                                                                                         ------------
Interest credited on certificate
reserves, per statement of
operations                                                                              $  2,063,311
                                                                                         ------------
                                                                                         ------------


NOTES TO PART I

(a) Transfer to/from other certificate reserves upon conversion.
(b) Direct interest payment to certificate holders.

                          YEAR ENDED DECEMBER 31, 1998


                                                      DEDUCTIONS                            BALANCE AT END OF YEAR
                                       ------------------------------------------ -------------------------------------------
                                                                                                                 RESERVES
                                                                                    NUMBER OF                   (INCLUDING
                                                           CASH                      ACCOUNTS                      ADVANCE
                                                        SURRENDERS                     WITH        AMOUNT OF      PAYMENTS)
                                                         PRIOR TO                    SECURITY       MATURITY    WITH ACCRUED
DESCRIPTION                                 MATURITIES   MATURITY    OTHER (a)(b)     HOLDERS        VALUE        INTEREST
----------------------------------------   ------------ ----------   ------------  -----------  -------------- --------------
 Reserves to mature,
    installment certificates:
    Series 120 .........................      $  --     $ 4,409       $ 178,145         13       $  77,000      $  274,118
    Series 220 .........................         --          --           7,376         15          80,000         193,385
    Series 315 .........................     20,133      16,814          38,420         34         125,400         164,047

Single payment certificates:
    Series 503 .........................  9,842,739   2,897,860         236,438      2,721      31,099,099      30,754,255

Fully paid installment certificates ....     50,650     146,229         217,502        473       2,391,179       2,084,595



Optional settlement certificates:

    Paid-up certificates ...............       1,090        125          1,684           12           4,473         4,362

    Annuities ..........................     221,371         --             --           55         575,011       589,938



Due to unlocated certificate holders ...          --         65             --           25           3,126         3,126

                                        ------------- -----------      ---------   ----------    ------------  -------------
    Total ............................  $ 10,135,983  $ 3,065,502      $ 679,565        3,348    $ 34,355,288  $ 34,067,826
                                        ------------- -----------      ---------   ----------    ------------  -------------
                                        ------------- -----------      ---------   ----------    ------------  -------------


            PART II - INFORMATION REGARDING INSTALLMENT CERTIFICATES
                           CLASSIFIED BY AGE GROUPINGS

                          YEAR ENDED DECEMBER 31, 1998



                                                               BALANCE AT BEGINNING OF YEAR
                                         --------------------------------------------------------------------------

                                                                NUMBER OF
                                          AGE GROUPING IN     ACCOUNTS WITH       AMOUNT OF          AMOUNT OF
                                               YEARS        SECURITY HOLDERS    MATURITY VALUE       RESERVES
                                         -----------------  -----------------   ---------------     ------------
Series:
    120                                          22                 1                $   8,000          $  8,710

                                                 23                 2                    9,000            16,494

                                                 30                 1                    5,000            12,159

                                                 31                --                       --                --

                                                 32                 1                    6,000            15,569

                                                 33                 1                    6,000            16,727

                                                 34                 1                    3,000             9,079

                                                 35                 1                    6,000            19,954

                                                 36                --                       --                --

                                                 37                 2                   15,000            62,183

                                                 38                 1                   10,000            43,551

                                                 39                 3                   12,000            54,458

                                                 40                 8                   35,000           169,126

Interest reserve                                                                                             303

Accrued interest payable                                                                                   9,748

                                                            ------------          -------------     --------------
   Total                                                           22               $  115,000         $ 438,061
                                                            ------------          -------------     --------------
                                                            ------------          -------------     --------------


                            SBM CERTIFICATE COMPANY

            PART II - INFORMATION REGARDING INSTALLMENT CERTIFICATES
                     CLASSIFIED BY AGE GROUPINGS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998


                                        DEDUCTIONS                          BALANCE AT END OF YEAR
                                ------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                    CASH                                   ACCOUNTS
                                 SURRENDERS                  AGE            WITH          AMOUNT OF
                                  PRIOR TO                GROUPING         SECURITY        MATURITY      AMOUNT OF
                                  MATURITY       OTHER    IN YEARS          HOLDERS         VALUE        RESERVES
                                ------------------------------------------------------------------------------------
Series:
   120                          $     --       $     --       22               --          $    --     $      --

                                   4,409             --       23                2            14,000       21,636

                                      --             --       30               --                --           --

                                      --             --       31                1             5,000       13,509

                                      --             --       32               --                --           --

                                      --             --       33                1             6,000       16,617

                                      --             --       34                1             6,000       17,789

                                      --             --       35                1             3,000        9,659

                                      --             --       36                1             6,000       21,208

                                      --             --       37                1            10,000       41,739

                                      --             --       38                1             5,000       21,727

                                      --             --       39                1            10,000       46,118

                                      --        178,145       40                3            12,000       57,742


   Interest reserve                                                                                          303

   Accrued interest payable                                                                                6,071
                            ---------------------------              -------------------------------------------

       Total                    $  4,409       $178,145                        13          $ 77,000    $ 274,118
                            ---------------------------              -------------------------------------------
                            ---------------------------              -------------------------------------------

                            SBM CERTIFICATE COMPANY

            PART II - INFORMATION REGARDING INSTALLMENT CERTIFICATES
                     CLASSIFIED BY AGE GROUPINGS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998


                                                               BALANCE AT BEGINNING OF YEAR
                                         -------------------------------------------------------------------------
                                                               NUMBER OF
                                           AGE GROUPING      ACCOUNTS WITH          AMOUNT OF         AMOUNT OF
                                             IN YEARS       SECURITY HOLDERS     MATURITY VALUE        RESERVES
                                         -------------------------------------------------------------------------
Series:
   220                                          21                 1               $   12,000         $  13,638

                                                22                --                       --                --

                                                26                 1                    4,000             7,079

                                                27                --                       --                --

                                                29                 1                    6,000            12,869

                                                30                 8                   38,000            88,898

                                                31                 1                    5,000            12,539

                                                32                 4                   18,000            50,280

                                                33                --                       --                --

                                                                                                             --
     Interest reserve
                                                                                                          4,324
     Accrued interest payable
                                                            ------------------------------------------------------
       Total                                                      16              $    83,000       $   189,627
                                                            ------------------------------------------------------
                                                            ------------------------------------------------------


Series:
   315                                           5                 1               $    2,200         $     523

                                                 7                 1                    2,200               741

                                                10                 3                    9,900             6,842

                                                11                 1                    6,600             4,033

                                                12                 4                   22,000            15,499

                                                13                 3                   12,100             9,438

                                                14                 6                   15,400            13,334

                                                15                14                   45,100            42,440

                                                16                 3                    6,600             7,154

                                                17                 3                   13,200            18,178

                                                18                 5                   22,000            39,140

                                                19                 1                    2,200             3,586

                                                20                 7                   20,900            38,258

                                                                                                         16,565
     Interest reserve
                                                                                                          5,158
     Accrued interest payable
                                                            ------------------------------------------------------
       Total                                                      52              $   180,400        $  220,889
                                                            ------------------------------------------------------
                                                            ------------------------------------------------------

                            SBM CERTIFICATE COMPANY

            PART II - INFORMATION REGARDING INSTALLMENT CERTIFICATES
                     CLASSIFIED BY AGE GROUPINGS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998


                                             DEDUCTIONS                          BALANCE AT END OF YEAR
                                    -------------------------------------------------------------------------------------
                                                                             NUMBER OF
                                        CASH                                 ACCOUNTS
                                     SURRENDERS                  AGE           WITH          AMOUNT OF
                                      PRIOR TO                 GROUPING      SECURITY         MATURITY      AMOUNT OF
                                      MATURITY        OTHER    IN YEARS       HOLDERS          VALUE        RESERVES
                                    -------------------------------------------------------------------------------------
Series:
                                     $    --         $    --      21             --          $      --     $     --
   220
                                          --              --      22              1             12,000       14,787

                                          --              --      26             --                 --           --

                                          --              --      27              1              4,000        7,688

                                          --              --      29             --                 --           --

                                          --           7,376      30              1              6,000       13,743

                                          --              --      31              7             35,000       87,423

                                          --              --      32              3             15,000       42,166

                                          --              --      33              2              8,000       23,169

                                                                                                                --
   Interest reserve
                                                                                                              4,409
   Accrued interest payable
                               ------------------------------            -------------------------------------------
     Total                           $    --         $ 7,376                     15          $  80,000     $ 193,385
                               ------------------------------            -------------------------------------------
                               ------------------------------            -------------------------------------------


Series:
                                   $     572      $       --       5             --          $      --    $      --
   315
                                          --              --       7              1              2,200          836

                                          --              --      10              1              2,200        1,273

                                          --              --      11              1              5,500        3,536

                                       4,949              --      12             --                 --           --

                                      11,293              --      13              4             22,000       17,228

                                          --              --      14              3              8,800        7,673

                                          --            6,463     15              8             22,000       21,989

                                          --              --      16              6             23,100       28,212

                                          --              --      17              1              2,200        2,978

                                          --              --      18              3             13,200       19,873

                                          --              --      19              6             24,200       49,314

                                                      31,957      20             --                 --           --

                                                                                                              7,195
   Interest reserve
                                                                                                              3,940
   Accrued interest payable
                               -----------------------------              ------------------------------------------
     Total                         $  16,814      $   38,420                     34          $ 125,400    $ 164,047
                               -----------------------------              ------------------------------------------
                               -----------------------------              ------------------------------------------

                 SCHEDULE XII--VALUATION AND QUALIFYING ACCOUNTS



                                                                      Additions
                                                              ---------------------------
                                                                              Charged to
                                               Beginning        Charged to      Other
              Description                       of Year           Expense      Accounts     Deductions       End of Year
--------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
 Valuation allowance on deferred tax
 assets:

    Year ended December 31:
      1998                                    $    400,000           --            --       $  (280,000) (1)  $    120,000
      1997                                    $    714,521           --            --       $  (314,521) (2)  $    400,000
      1996                                    $    714,521           --            --               --        $    714,521

(1) The capital loss carryover was utilized during 1998, and therefore the related valuation allowance was released.

(2) In the event that deferred tax assets are recognized on deductible temporary differences for which a valuation allowance was provided at the date of an acquisition, such benefits are applied to first reduce the balance of intangible assets related to the acquisition, and then income tax expense. As such, the Company reduced its valuation allowance with an offsetting reduction to goodwill. After goodwill was reduced to zero during 1997, the reduction in valuation allowance resulted in a reduction of income taxes.